UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 17, 2017

CULLEN/FROST BANKERS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 West Houston Street, San Antonio, Texas		78205
(Address of Principal Executive Offices)		(Zip Code)

(210) 220-4011

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 17, 2017, Cullen/Frost Bankers, Inc. (the “Company”) completed the issuance and sale of $100,000,000 aggregate principal amount of the Company’s 4.500% Subordinated Notes due March 17, 2027 (the “Subordinated Notes”). The Notes were offered pursuant to the prospectus supplement dated March 10, 2017, constituting part of the Registration Statement on Form S-3 (No. 333-214987) (the “Registration Statement”) that became effective when filed with the Securities and Exchange Commission on December 8, 2016.

The Subordinated Notes were issued under the Subordinated Notes Indenture, dated as of February 15, 2007, between the Company and The Bank of New York, as trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of March 17, 2017, between the Company and The Bank of New York Mellon, as trustee (the “First Supplemental Indenture”, and together with the Base Indenture, the “Indenture”). The Subordinated Notes will bear interest at the rate of 4.500% per annum, with interest payable semiannually in arrears on March 17 and September 17 of each year, commencing September 17, 2017. The Subordinated Notes will mature on March 17, 2027. On or after February 17, 2027, the Company will have the option to redeem the Subordinated Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Subordinated Notes to be redeemed plus accrued and unpaid interest. The Company’s ability to exercise such redemption option is subject to the prior approval of the Board of Governors of the Federal Reserve System. Holders should not expect the Subordinated Notes to be redeemed prior to their scheduled maturity.

The Company’s obligation to make payments of principal and interest on the Subordinated Notes is subordinate and junior in right of payment to all of its “Senior Debt” (as defined in the Indenture).

This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 4.1, 4.2, 5.1 and 23.1 as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement. The foregoing description of the Notes is qualified in its entirety by reference to the First Supplemental Indenture and Form of Subordinated Notes filed as Exhibits 4.1 and 4.2 hereto, respectively, and the Base Indenture which was filed as Exhibit 4.6 to the Company’s Registration Statement on Form S-3 filed on December 8, 2016.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	First Supplemental Indenture, dated March 17, 2017, between Cullen/Frost Bankers, Inc. and The Bank of New York Mellon, as trustee.

Exhibit No.	Description

4.2	Form of 4.500% Subordinated Notes due 2027 (included in Exhibit 4.1).

5.1	Opinion of Stanley E. McCormick, Corporate Counsel to Cullen/Frost Bankers, Inc.

23.1	Consent of Stanley E. McCormick, Corporate Counsel to Cullen/Frost Bankers, Inc. (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

Date: March 17, 2017	By:	/s/ Michael Benson
Name: Michael Benson
Title: Senior Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated March 17, 2017, between Cullen/Frost Bankers, Inc. and The Bank of New York Mellon, as successor trustee.

4.2	Form of 4.500% Subordinated Notes due 2027 (included in Exhibit 4.1).

5.1	Opinion of Stanley E. McCormick, Corporate Counsel to Cullen/Frost Bankers, Inc.

23.1	Consent of Stanley E. McCormick, Corporate Counsel to Cullen/Frost Bankers, Inc. (included in Exhibit 5.1)